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                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549



                                    FORM 8-K



                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 11, 1994
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               CENTOCOR, INC.
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             (Exact name of registrant as specified in its charter)

 Pennsylvania                    0-11103         23-2117202
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(State or other juris-       (Commission file   (IRS Employer
diction of incorporation)        number)      Identification No.)

 200 Great Valley Parkway, Malvern, Pennsylvania         19355
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (215) 651-6000
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           Not applicable
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition of Assets.
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     Pursuant to an exchange offer by the Registrant, as described in the
Schedule 14D-1 filed by the Registrant dated March 4, 1994, as amended on March 7, 1994 and March 18, 1994, the Registrant offered to purchase all of the 2,250,000 outstanding Units, each Unit consisting of one share of Callable Common Stock, par value $1.00 per share, of Tocor II, Inc., a British Virgin Islands corporation ("Tocor II"), one Series T Warrant to purchase one share of the Registrant's Common Stock, par value $.01 per share, and one Callable Warrant to purchase one share of the Registrant's Common Stock, $.01 per share, for $40 per Unit, subject to certain adjustments as described in the exchange offer, payable in shares of the Registrant's Common Stock, par value $.01 per share.

     As set forth in Amendment No. 2 to the Schedule 14D-1 filed by the Registrant on March 18, 1994: (i) the Registrant publicly announced on March 14, 1994, that the exchange offer expired, pursuant to its terms, at 5:00 P.M., New York City time, on March 11, 1994 and that a preliminary report from the Registrant's transfer agent in connection with the exchange offer indicated that more than 90 percent of the outstanding Units were tendered in connection with the exchange offer and (ii) 2,122,955 of the outstanding Units (94.4%) were tendered and not withdrawn prior to the expiration of the exchange offer and the Registrant has accepted those tendered Units. Based on the exchange formula set forth in the exchange offer, the Registrant has issued 3.2 shares of its Common Stock, par value $.01 per share, for each Unit tendered, or, an aggregate of 6,793,456 shares of its Common Stock, par value $.01 per share, in connection with the exchange offer.

     Therefore, as a result of the exchange offer, as of March 11, 1994, the Registrant, by acquiring approximately 94.4% of the outstanding shares of Common Stock, par value $1.00 per share, of Tocor II, which are included in the Units tendered to the Registrant, has acquired control of Tocor II and, has indirectly acquired the assets of Tocor II.

     The assets of Tocor II consist principally of cash and certain peptide technology developed through contract research and development conducted by the Registrant pursuant to a certain Research and Development Agreement between the Registrant and Tocor II dated January 21, 1992.
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Item 7.  Financial Statements and Exhibits.
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     (a)  Financial Statements
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     The financial statements of Tocor II to be provided in this Section (a) are incorporated herein by reference to pages F-1 through F-17 of the Prospectus dated February 2, 1994 used in connection with the Registration Statement on Form S-4, Registration No. 33-51421, filed by the Registrant on December 13, 1993, and copies of such pages are attached hereto as Exhibit 99(i).

     (b)  Pro forma Financial Information.
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     The pro forma financial information to be provided in this Section (b) is incorporated herein by reference to pages 34 through 37 of the Prospectus dated February 2, 1994 used in connection with the Registration Statement on Form S-4, Registration No. 33-51421, filed by the Registrant on December 13, 1993, and copies of such pages are attached hereto as Exhibit 99(ii).


     (c)  Exhibits:
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          10(i)     Research and Development Agreement between Centocor,
                    Inc. and Tocor II, Inc., dated January 21, 1992 (incorporated by reference to Exhibit 10.2 to Amendment No. 2 to Form S-1/S-3 Registration Statement of Centocor, Inc. and Tocor II, Inc., Registration No. 33-44072)

          99(i) Financial Statements of Tocor II, Inc. (incorporated by reference to pages F-1 through F-17 of the Prospectus dated February 2, 1994 used in connection with the Registration Statement on Form S-4, Registration No. 33-51421, filed by Centocor, Inc. on December 13, 1993)

          99(ii) Pro Forma Condensed Combined Balance Sheet and Statements of Operations Data of Tocor II, Inc. and Centocor, Inc. (incorporated by reference to pages 34 through 37 of the Prospectus dated February 2, 1994 used in connection with the Registration Statement on Form S-4, Registration No. 33-51421, filed by Centocor, Inc. on December 13, 1993)
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          99(iii)   Schedule 14D-1 filed by Centocor, Inc., dated March 4,
                    1994 (incorporated by reference to Schedule 14D-1 filed by Centocor, Inc., dated March 4, 1994)

          99(iv) Amendment No.2 to Schedule 14D-1 filed by Centocor, Inc., dated March 18, 1994 (incorporated by reference to Amendment No. 2 to Schedule 14D-1 filed by Centocor, Inc., dated March 18, 1994)




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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CENTOCOR, INC.
                                 Registrant



Dated:  March 24, 1994           By:  /s/ George D. Hobbs
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                                      George D. Hobbs,
                                      Corporate Counsel
                                      and Secretary